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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)            July 25, 1997
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                        Tarragon Realty Investors, Inc.
             (Exact name of registrant as specified in its charter)


         California                   0-8003               94-2432628
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(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                    File No.)         Identification No.)



3100 Monticello, Suite 200, Dallas, Texas                    75205
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (214) 599-2200
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

         As previously reported on Current Report on Form 8-K for event occurring July 10, 1997 (filed August 19, 1997), Tarragon Realty Investors, Inc. ("TRII" or the "Registrant"), a Nevada corporation, automatically succeeded by operation of law to all of the assets, rights, duties, liabilities and obligations of Vinland Property Corporation as the successor to Vinland Property Trust (the "Trust") upon the effectiveness of Articles of Merger of Vinland Property Corporation into TRII as filed with and approved by the Secretary of State of Nevada on July 25, 1997 (the "Merger"). Such transaction occurred following the approval of a proposal to change the name of, and convert Vinland Property Trust from a California business trust into a Nevada corporation through the "Incorporation Procedure" described in a Proxy Statement/Prospectus dated June 6, 1997 for the Annual Meeting of Shareholders held on July 10, 1997. Prior to such Merger, TRII had no business, assets or liabilities of any consequence and no operating history. TRII's fiscal year is the calendar year, but the fiscal year of Vinland Property Trust previously ended on November 30 of each year. Although disclosure of such differential in fiscal years was made in the Proxy Statement/Prospectus dated June 6, 1997, for convenience of reference and in an abundance of caution to ensure that such change in fiscal year end (which resulted automatically pursuant to the Merger) is called to the attention of shareholders, the Securities and Exchange Commission and other interested persons, TRII is filing this Current Report on Form 8-K to report such event. Without any special action being required on the part of the governing Board of Trustees of Vinland Property Trust, a change in the fiscal year end has occurred by operation of law pursuant to such Merger which has changed the fiscal year end from November 30 to December 31 for the operating enterprise which now comprises the business and assets of TRII.

Item 8.  CHANGE IN FISCAL YEAR

         See Item 5 "Other Events" above for a description of the automatic change of fiscal year end of the operating enterprise previously known as Vinland Property Trust to the calendar year for the ultimate successor-in-interest TRII. The date of determination of such change occurred automatically through the effectuation of the Merger which became effective on July 25, 1997. The date of the new fiscal year end is December 31 and the form on which the report covering the transition period will be filed will be a Form 10-Q Quarterly Report for the four months and ten months ended September 30, 1997.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated October 28, 1997                     TARRAGON REALTY INVESTORS, INC.
                                           (Registrant)


                                           By:  /s/ ROBERT C. IRVINE
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                                                Robert C. Irvine, Executive
                                                Vice President and Chief
                                                Financial Officer